UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2017

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue, Tyler, Texas	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 30, 2017, Southside Bancshares, Inc., a Texas corporation (“Southside” or the “Company”), completed its previously announced acquisition of Diboll State Bancshares, Inc., a Texas corporation (“Diboll”) pursuant to an Agreement and Plan of Merger, dated as of June 12, 2017, by and among Southside, Rocket Merger Sub, Inc., a wholly owned subsidiary of Southside (“Rocket Sub”), and Diboll (the “Merger Agreement”). Pursuant to the Merger Agreement, Rocket Sub merged with and into Diboll, with Diboll as the surviving corporation (the “First Merger”). Immediately following the First Merger, Diboll merged with and into Southside, with Southside as the surviving corporation (the “Second Merger”). Immediately following the Second Merger, First Bank & Trust East Texas, a Texas banking association and, prior to the Second Merger, a wholly owned subsidiary of Diboll, merged with and into Southside Bank, a Texas banking association and wholly owned subsidiary of Southside, with Southside Bank surviving the merger and continuing its corporate existence under the name “Southside Bank” (the “Bank Merger,” and collectively with the First Merger and the Second Merger, the “Mergers”).
Pursuant to the Merger Agreement, Diboll stockholders received 6.5021 shares of Southside common stock (the “Stock Consideration”) and $28.12 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”) for each outstanding share of Diboll common stock held immediately prior to the effective time of the First Merger. Each outstanding share of Southside common stock remained outstanding and was unaffected by the Mergers.
Pursuant to the Diboll State Bancshares, Inc. Incentive Stock Option 2014 Plan and predecessor plans, and the individual award agreements granted thereunder, all outstanding equity awards terminated as of the effective time of the Mergers, and became null and void. Holders of stock options granted under such plans were provided an opportunity to exercise such stock options or take advantage of the cashless exercise feature of such equity awards prior to the effective time of the Mergers.
The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the Securities and Exchange Commission on July 28, 2017.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in Southside’s Current Report on Form 8-K that was filed on October 19, 2017, upon completion of the First Merger, the board of directors of the Company (the “Board”) was expanded by two to 17 members, with H.J. Shands, III and Richard Warner, each of whom previously served as a director of Diboll, being appointed to the Board, effective as of the effective time of the First Merger. Mr. Shands’ and Mr. Warner’s initial terms of office will expire at the Company's 2018 annual meeting of shareholders. Following their initial terms, the Nominating Committee of the Board shall consider in good faith the nomination for re-election of Mr. Shands for a term that expires at the annual meeting of shareholders in 2020 and the nomination for re-election of Mr. Warner for a term that expires at the annual meeting of shareholders in 2019.
In connection with the Mergers, Mr. Shands has assumed the role of Regional President, East Texas. The Key Employee Retention Agreement between the Company and Mr. Shands is attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to such agreement, Mr. Shands will receive (i) non-qualified stock options to purchase shares of Southside common stock having a value equal to 12.5% of his base salary in effect as of the effective date of the Mergers, which stock options vest in four equal installments on the first four anniversaries of the grant date, and will have a ten-year term, and (ii) restricted stock units having a value equal to 12.5% of his base salary in effect as of the effective date of the Mergers, which will vest in four equal installments on the first four anniversaries of the grant date. Under the terms of the Key Employee Retention Agreement, Mr. Shands, is also entitled to receive a cash bonus payment following his continuous, good standing employment with Southside Bank through each of the 90th day following the effective date of the Mergers and the first and second anniversaries of the effective date of the Mergers. The aggregate amount of such cash bonus payments payable to Mr. Shands is $280,500.
Mr. Shands will not receive any additional compensation for his service on the Board of Directors. Compensatory arrangements for Mr. Warner are consistent with the Company’s previously disclosed standard arrangements for non-employee directors. Such arrangements are described in the Company’s proxy statement for its 2017 annual meeting of shareholders filed on March 22, 2017, which disclosure is incorporated herein by reference.
Neither Mr. Shands nor Mr. Warner has engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.
On November 30, 2017, Southside issued a press release announcing the completion of the Mergers. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
The Company intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information.
The Company intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Index

Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Exhibit	Form	Filing Date	File No.

(10)	Material Agreements
10.1	Key Employee Retention Agreement, dated June 12, 2017, 2017, by and between Southside Bancshares, Inc. and H.J. Shands, III.	X

(99)	Additional Exhibits
99.1	Press Release dated November 30, 2017	X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: December 1, 2017	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger
Senior Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)